UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2020, LiveXLive Media, Inc. (the “Company”) issued a press release announcing certain business updates and certain financial results and metrics, including the Company’s revenue and cash and cash equivalents, for its fiscal quarter ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1.

On February 7, 2020, the Company also issued a press release announcing its full operating and financial results for the quarter ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.2.

The information included in this Item 2.02 of this Current Report on Form 8-K (this “Current Report”) and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

In connection with the business update and earnings call held by the Company on February 7, 2020, the Company utilized its presentation captioned “Transformative Acquisition of React Presents and Q3 FY 2020 Earnings Update” (the “Presentation”), which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On February 5, 2020, the Company issued a press release announcing that it will hold a conference call to provide a business update on certain developments and discuss its operating and financial results for the quarter ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.4.

The information included in this Item 7.01 of this Current Report and in Exhibit 99.3 and Exhibit 99.4 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company cautions you that the Presentation contains “forward-looking statements.” Statements in the Presentation that are not purely historical are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. These factors, risks and uncertainties include: the Company’s ability to consummate announced acquisitions; the Company’s reliance on one key customer for a substantial percentage of its revenue, the Company’s ability to attract, maintain and increase the number of its users and paid subscribers; the Company identifying, acquiring, securing and developing content; successfully implementing the Company’s growth strategy; the Company’s ability to integrate its acquired businesses; identifying, acquiring, securing and developing content; successfully implementing the Company’s growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; the outcome(s) of any legal proceedings pending or that may be instituted against the Company; the Company’s ability to generate sufficient cash flow to make payments on its indebtedness; changes in economic conditions, competition; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2019, the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 8, 2019, and the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof and the Company disclaims any obligations to update these statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated February 7, 2020.
99.2	Press release, dated February 7, 2020.
99.3	Presentation.
99.4	Press release, dated February 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Date: February 7, 2020	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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